UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2023

SKYLINE CHAMPION CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Indiana	001-04714	35-1038277
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

755 West Big Beaver Road, Suite 1000
Troy, Michigan		48084
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 614-8211

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SKY	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 18, 2023, Skyline Champion Corporation and Champion Home Builders, Inc. entered into Amendment No. 1 (“the Amendment”) with Wells Fargo Bank, National Association, as Administrative Agent, and the other financial institutions party to the Amended and Restated Credit Agreement dated as of July 7, 2021 (“Existing Credit Agreement”). The Amendment removes references to the London Interbank Offer Rate (“LIBOR”) as defined in the Existing Credit Agreement, and further clarifies the language in the Existing Credit Agreement pertaining to the Secured Overnight Financing Rate (“SOFR”).

A copy of the Amended Credit agreement is filed as exhibit 10.1 to this Current Report on Form 8-K.

Item 8.01 Other Events.

On May 16, 2023, the Board of Directors approved an amendment to the Audit Committee Charter acknowledging the Board’s directive to the Audit Committee to assume oversight of environmental matters, including identifying risks, a sustainability framework, establishing metrics, and measuring performance.

Further, on May 16, 2023, the Board of Directors approved an amendment to the Compensation Committee Charter acknowledging the Board’s directive to the Compensation Committee to assume oversight of social matters relating to employees and the communities in which the Company operates.

Both committees are to report to the Board at least annually regarding their additional respective oversight responsibilities.

Copies of the Audit Committee Charter and Compensation Committee Charter are filed as exhibit 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

10.1

Amended and Restated Credit Agreement, amended May 18, 2023, of Credit Agreement dated as of July 7, 2021, among Skyline Champion Corporation, Champion Home Builders, Inc., Wells Fargo Bank, National Association, as administrative agent and Collateral agent, and other financial institutions party thereto

99.1	Charter of the Audit Committee of the Board of Directors of Skyline Champion Corporation
99.2	Charter of the Compensation Committee of the Board of Directors of Skyline Champion Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Skyline Champion Corporation

Date:	May 22, 2023	By:	/s/ Robert Spence
Robert Spence Senior Vice President, General Counsel and Secretary